                                                                                                                    MORGAN STANLEY
03/18/2005  11:23:45 CARVE Version 41.0 /u/dsouzad/deal/hq5/050318/hq5.050318.carve
MSCI         MSCI     SERIES **2005-HQ5     **S&P / FITCH CLASS X1
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Class                 X1                   Settlement Date     03/31/2005      Coupon             -1.00000
Original Balance      1,523,690,515.20     Dated Date          03/01/2005      Delay              13
Current Balance       1.00                 First Payment Date  04/14/2005      Lead Manager       Morgan Stanley & Co.
Credit Rating         AAA/AAA              Next Payment Date   04/14/2005      Orig Deal Size     1,523,690,515.20
Market Desc           N/A                  Payment Freq        Monthly         Number of Tranches 28
Factor                L00000000            Interest Freq       Monthly         Deal Age           0

TRIGGER               OPTIONALCALL YES   OPTIONALCALL  YES OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES    OPTIONALCALL YES
PREPAY                (!YM) CPR 100      CPR 0             CPR 50            CPR 100           (!YM) CPR 100       (!YM) CPR 100
DEFAULT                                                                                        CDR 0  24           CDR 0  24
                                                                                               1                   2
ADVANCES                                                                                       YES                 YES
RECV MNTH                                                                                      12                  12
RECV DISTR                                                                                     100 1               100 1
LOSSES                                                                                         0.35                0.35
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PRICE / YIELD
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                0.5539        15.2996              17.4137         18.4199            24.3050           13.9237           12.5026
                0.6164        12.8760              14.9254         15.3866            19.4437           11.4756           10.0325
                0.6789        10.7827              12.7764         12.8299            15.6736            9.3600            7.8980
                0.7414         8.9470              10.8923         10.6308            12.6229            7.5035            6.0252
                0.8039         7.3173               9.2200          8.7086            10.0772            5.8542            4.3613
                0.8664         5.8554               7.7202          7.0061             7.9029            4.3736            2.8677
                0.9289         4.5324               6.3635          5.4819             6.0120            3.0328            1.5152
                0.9914         3.3263               5.1270          4.1046             4.3434            1.8095            0.2811
                1.0539         2.2197               3.9928          2.8503             2.8536            0.6862           -0.8521
                1.1164         1.1985               2.9465          1.7004             1.5101           -0.3511           -1.8986
                1.1789         0.2515               1.9765          0.6399             0.2886           -1.3138           -2.8698
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AVERAGE LIFE                     7.99                 8.21            7.68               7.33              7.81              7.65
MOD DURATION @ 0.8664            5.17                 5.04            4.47               3.55              5.11              5.06
SPREAD INTERP. @ 0.8664           150                  335             267                359                 3              -147

       Cusip               N/A
       Yield Table Date    03/18/2005
       Yield Frequency     SemiAnnual
       Yield Day Count     30/360

     OPTIONALCALL YES
     (!YM) CPR 100
     CDR 0  24
     3
     YES
     12
     100 1
     0.35
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             11.5447
              9.0861
              6.9631
              5.1016
              3.4486
              1.9654
              0.6227
             -0.6019
             -1.7261
             -2.7640
             -3.7271
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                7.51
                5.10
                -236

                                                                     Page 1 of 1

This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any
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